PRINCIPAL INVESTORS FUND, INC.



                       Statement of Additional Information



                               dated March 1, 2001




This Statement of Additional Information is not a prospectus, but contains additional information that should be read in conjunction with the prospectuses dated March 1, 2001 for the Fund listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates, by reference, the financial statements included in the shareholder report relating to the Fund dated December 31, 2000. The prospectuses and financial statements, including the independent accountants' report thereon, are available without charge. Please call 1-800-547-7754 to request a copy of any of these documents. The prospectus may also be viewed on our web site at www.principal.com.

                                TABLE OF CONTENTS


         Fund History...................................................   2
         Description of the Funds' Investments and Risks................   3
         Management of the Fund.........................................  16
         Control Persons and Principal Holders of Securities............  18
         Investment Advisory and Other Services.........................  19
         Multiple Class Structure.......................................  27
         Brokerage Allocation and Other Practices.......................  31
         Purchase, Redemption and Pricing of Shares.....................  35
         Taxation of the Fund...........................................  37
         Underwriter....................................................  38
         Calculation of Performance Data................................  38
         Financial Statements...........................................  40
         Appendix A.....................................................  41


FUND HISTORY

The Principal Investors Fund is a registered, open-end management investment company, commonly called a mutual fund. It was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund effective September 14, 2000.

The Fund consists of multiple diversified investment portfolios some of which are referred to as "Funds". Each Fund or Portfolio operates for many purposes as if it were an independent mutual fund. Each Fund and Portfolio has its own investment objective, strategy and management team.

The date of organization of each Portfolio is as follows:
     International Emerging Markets Portfolio      September 17, 1997
     International Securities Portfolio            January 28, 1993

The date of organization of the LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime 2040, LifeTime 2050, LifeTime Strategic Income, Partners MidCap Blend and Partners SmallCap Value Funds is December 13, 2000. The date of organization of the other Funds is September 14, 2000.

The International Emerging Markets and International Securities Portfolios offer only one share class. Each Fund offers multiple classes of shares with different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call the Principal Investors Fund at 1-800-547-7754.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

Fund Policies
The investment objectives, principal investment policies and the main risks of each Fund and Portfolio are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities each Fund's/Portfolio's
Sub-Advisor can select. Additional information is also provided about the strategies that the Fund/Portfolio may use to try to achieve its objective.

The composition of each Fund/Portfolio and the techniques and strategies that the Fund's/Portfolio's Sub-Advisor may use in selecting securities will vary over time. A Fund/Portfolio is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund/Portfolio. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund/Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund/Portfolio shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund/Portfolio will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

Fund Investment Limitations
Fundamental Restrictions
The following investment limitations of the Balanced, Bond & Mortgage Securities, European, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International I, International II, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Pacific Basin, Partners LargeCap Blend, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Blend, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Value, Real Estate, SmallCap Blend, SmallCap Growth, SmallCap Value, SmallCap S&P 600 Index and Technology Funds are the fundamental investment limitations. Each Fund may not:

(1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

(2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

(3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.


(4) Borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).


(5) Make loans, except that the Fund may (a) purchase and hold debt obligations in accordance with its investment objectives and policies; (b) enter into repurchase agreements; and (c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

(6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

(7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Real Estate or Technology Funds.

(9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Non-Fundamental Restrictions
The following investment limitations for the Balanced, Bond & Mortgage Securities, European, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International I, International II, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Pacific Basin, Partners LargeCap Blend, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Blend, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Partners SmallCap Value, Real Estate, SmallCap Blend, SmallCap Growth, SmallCap Value, SmallCap S&P 600 Index and Technology Funds are not fundamental and may be changed, by the Board of Directors, without shareholder approval. Each Fund may not:

(1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

(2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(3)  Invest in companies for the purpose of exercising control or management.

(4) Invest more than 25% of its assets in foreign securities, except that the European, International I, International II, International Emerging Markets, International SmallCap, Pacific Basin and Technology Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and Government Securities may not invest in foreign securities.

(5) Enter into (a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
     (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets. This restriction does not apply to the Partners LargeCap Blend and Partners SmallCap Growth II Funds.

(6) Invest more than 5% of its total assets in real estate limited partnership interests or real estate investment trusts. This restriction does not apply to the Partners LargeCap Blend, Partners SmallCap Growth II, Real Estate, SmallCap Blend and SmallCap Value Funds.


(7) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the Investment Company Act of 1940.

Fundamental Restrictions
The following investment limitations of the LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime 2040, LifeTime 2030 and LifeTime Strategic Income Funds (collectively the "LifeTime Funds") are fundamental investment limitations. Each LifeTime Fund may not:

1. Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

2. Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

3. Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

4. Borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes

5. Make loans, except that the Fund may (a) purchase underlying funds which purchase and hold debt obligations; and (b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

6. Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

7. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

8.   Sell securities short.

Non-Fundamental
The following investment limitations for the LifeTime Funds are not fundamental and may be changed, by the Board of Directors, without shareholder approval. Each LifeTime Fund may not:

1. Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2.   Invest in companies for the purpose of exercising control or management.

Portfolio Investment Limitations
Fundamental Restrictions
The following investment limitations of the International Emerging Markets and International Securities Portfolios are the fundamental investment limitations. Each Portfolio will not (unless specifically excepted):

(1) With respect to 75% of its total assets, purchase the securities of any issuer if the purchase would cause more than 5% of the total assets of the Portfolio to be invested in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) or cause more than 10% of the outstanding voting securities of any one issuer to be held by the Portfolio.

(2) Borrow money, except (a) for temporary or emergency purposes in an amount not to exceed 5% of the value of the Portfolio's total assets at the time of the borrowing and (b) for any purpose from banks in an amount not to exceed one-third of the Portfolio's total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings deemed to be senior securities.

(3) Issue any senior securities as defined in the 1940 Act. For purposes of this restriction, purchasing and selling securities, currency and futures contracts and options and borrowing money in accordance with restrictions described herein do not involve the issuance of a senior security.

(4) Act as an underwriter of securities, except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(5) Concentrate its investments in any particular industry or industries, except that the Portfolio may invest not more than 25% of the value of its total assets in a single industry. For purposes of this restriction, foreign government and supranational issuers are not considered members of any industry.

(6) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

(7) Invest in commodities or commodity contracts, but it may purchase and sell currency and financial futures contracts and options on such contracts.

(8) Make loans, except that the Portfolio may (i) purchase and hold debt obligations in accordance with its investment objectives and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities but not in excess of 33% of the value of its total assets. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with options, currency and futures transactions are not deemed to be the making of loans.

Non-Fundamental Restrictions
Each Portfolio will not (unless specifically excepted):

(1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the over-the-counter market are included as part of this 15% limitation.

(2) Sell securities short (except where the Portfolio holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with options, currency and futures transactions is not considered the purchase of securities on margin.

(3)  Invest in companies for the purpose of exercising control or management.

(4) Purchase puts, calls, straddles, spreads, or any combination thereof, if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets. Options will be used solely for hedging purposes, not for speculation.

(5) Invest more than 5% of its assets in initial margin and premiums on futures contracts and options on such contracts.

(6) Acquire securities of other investment companies, except as permitted by the 1940 Act, or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Portfolio may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

(7) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with options, currency and futures transactions are not deemed to be pledges or other encumbrances.

(8) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York, American or Toronto Stock Exchanges or the Chicago Board Options Exchange. This restriction does not apply to warrants included in units or attached to other securities.

(9) Invest in interests in oil, gas or other mineral exploration or development programs, although the Portfolio may invest in securities of issuers that invest in or sponsor such programs.

(10) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such issuers to exceed 5% of the value of its total assets.

(11) Purchase or retain in its portfolio the securities of any issuer if those officers or directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(12) Invest in arbitrage transactions.

(13) Invest in mineral leases.

(14) Invest in real estate limited partnership interests.

(15) Invest more than 25% of the value of its total assets (i) in the securities issued by a single foreign government; or (ii) in securities issued by supranational issuers.

The Manager will waive its management fee on Portfolio assets invested in securities of other open-end investment companies and will generally invest only in those open-end investment companies that have investment policies requiring investment in securities comparable to those in which the Portfolio invests.

Security Selection
The Sub-Advisor for the Partners MidCap Growth Fund, Turner Investment Partners, Inc. ("Turner"), selects securities it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S.

The Sub-Advisor for the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds, Invista Capital Management, LLC ("Invista"), allocates Fund assets in approximately the same weight as the relevant index. Invista may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be part of the Fund's assets. Fund assets may be invested in futures and options.

The Sub-Advisor for the European, International II, Pacific Basin and Technology Funds, BT Funds Management (International) Limited ("BT"), uses a disciplined active investment process. The cornerstone of this process is the belief that investment markets are not always efficient and that investment outperformance can be achieved with superior research and analysis. BT's proprietary research process allows fund managers and analysts to identify quality investment opportunities before they are widely recognized by the market, investments that will potentially add value to portfolios, creating wealth for clients. It is a global approach, developed over time to recognize the international interdependence of markets.

Morgan Stanley Asset Management ("Morgan Stanley"), the Sub-Advisor for the Partners LargeCap Growth Fund I and Partners MidCap Blend Fund follows a flexible investment program in looking for companies with above average capital appreciation potential. The Sub-Advisor focuses on companies with consistent or rising earnings growth records and compelling business strategies. The Sub-Advisor continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the Sub-Advisor closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. In its selection of securities for the Partners LargeCap Growth Fund I and Partners MidCap Blend Fund, Morgan Stanley considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Sub-Advisor for the Partners Small Cap Value Fund, Ark Asset Management Co., Inc. ("Ark Asset"), selects stocks within a small capitalization universe, by combining a systematic quantitative approach with traditional fundamental analysis. The Sub-Advisor will use, among other things, proprietary computer models which incorporate data from several sources to identify those companies whose securities present what the Sub-Advisor believes to be favorable investment opportunities relative to the securities in the universe. The Sub-Advisor utilizes both a "Valuation Model" and an "Earnings Trend Model" in analyzing potential securities in which to invest. A traditional fundamental overlay is then applied and securities are selected for the portfolio which is structured around the Russell 2000 Index economic sectors to control risk.

Selection of equity securities for the other Funds (except the, Partners MidCap Value, Partners SmallCap Growth I and LifeTime Funds) are made based upon an approach described broadly as "company-by-company" fundamental analysis. The steps involved in this analysis are:
o continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years;
o given some conviction as to the likely economic climate, the Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Sub-Advisor evaluates the prospects for each industry for the near and intermediate term; and
o determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

Neuberger Berman Management Inc. ("Neuberger Berman"), the Sub-Advisor for the Partners MidCap Value Fund and the Partners SmallCap Growth Fund I, selects equity securities using the same three basic steps but may utilize these same steps in reverse order.

The Investment Strategies and Risks
Restricted Securities
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund/Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund/Portfolio may be permitted to sell a security. If, during such a period, adverse market conditions were to develop, the Fund/Portfolio might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by, or under the direction, of the Board of Directors.

Each of the Funds/Portfolios has adopted an investment restriction that limits its investment in illiquid securities to 15% of its net assets. The Board of Directors has adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from this limit.

Foreign Securities
Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund/Portfolio seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund/Portfolio assets is not invested and is earning no return. If a Fund/Portfolio is unable to make intended security purchases due to settlement problems, the Fund/Portfolio may miss attractive investment opportunities. In addition, a Fund/Portfolio may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's/Portfolio's investments in those countries. In addition, a Fund/Portfolio may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund/Portfolio. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds/Portfolios intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund/Portfolio has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's/Portfolio's securities holdings. The Fund/Portfolio may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o    increased social, political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Fund/Portfolio to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund/Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. For purposes of a Fund's/Portfolio's investment policies, investments in Depositary Receipts will be considered to be investments in the underlying securities.

The Funds that may invest in foreign securities may invest in:
o American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
o European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Short-term investments
Each Fund/Portfolio may hold short-term investments consisting of foreign and domestic:
o    short-term  obligations  of  sovereign  governments,   their  agencies  and
     instrumentalities, or political subdivisions;
o    other short-term debt securities;
o    commercial paper;
o bank obligations, certificates of deposit, time deposits and bankers' acceptances; and
o    repurchase agreements.

Securities of Small Companies
The Funds/Portfolios may invest in securities of companies with small or medium market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investment in a company with a smaller market capitalization may involve greater risks and price volatility (wide, rapid fluctuations) than investment in a larger, more mature company. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. Small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should, therefore, expect the net asset value of a Fund/Portfolio that invests a substantial portion of its net assets in small company stocks may be more volatile than the shares of a Fund/Portfolio that invests solely in larger company stocks.

Unseasoned Issuers
Each of the Funds/Portfolios may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operations, including the operations of predecessors and parents. Unseasoned issuers, by their nature, have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers may also be small companies. Their securities may be subject to the risks and price volatility associated with securities of smaller companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

High-Yield/High-Risk Bonds
The Balanced and Bond & Mortgage Securities Funds may invest up to 10% of its assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Balanced, Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond and High Quality Short-Term Bond Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the 10% limit of each Fund unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond and High Quality Long-Term Bond Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund/Portfolio purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund/Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund/Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

Zero-coupon securities
The Funds/Portfolios may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Derivatives
The Funds/Portfolios may invest in various instruments commonly known as "derivatives." Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives, such as mortgage-related or other asset-backed securities, are in many respects like any other investment. However, they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures contracts and options are commonly used for traditional hedging purposes to attempt to protect an investor from exposure to changes in interest rates, securities prices or currency exchange rates. They may also be used for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage which tends to magnify the effect of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets. It can, in some circumstances, lead to significant losses. The Sub-Advisor uses derivatives only in circumstances in which it believes they offer the most economic means of improving the risk/reward profile level of the Fund/Portfolio. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Fund/Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

Securities Lending
The Funds/Portfolios may lend their portfolio securities. None of the Funds/Portfolios will lend its portfolio securities if as a result the aggregate of such loans made by the Fund/Portfolio would exceed the limits established by the 1940 Act. Fund/Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund/Portfolio and is maintained each business day. While such securities are on loan, the borrower pays the Fund/Portfolio any income accruing thereon. The Fund/Portfolio may invest any cash collateral thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund/Portfolio and its shareholders. A Fund/Portfolio pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund/Portfolio does not normally retain voting rights attendant to securities it has lent, but may call a loan of securities in anticipation of an important vote.

Short Sales
Each Fund/Portfolio may engage in "short sales against the box." This technique involves selling either a security owned by the Fund/Portfolio, or a security equivalent in kind and amount to the security sold short that the Fund/Portfolio has the right to obtain, for delivery at a specified date in the future. A Fund/Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund/Portfolio loses the opportunity to participate in the gain.

Repurchase and Reverse Repurchase Agreements
The Funds/Portfolios may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund/Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund/Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund/Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the
Funds/Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund/Portfolio may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund/Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund/Portfolio will maintain cash and appropriate liquid assets in a custodial account to cover its obligation under the agreement. The Funds/Portfolios will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund/Portfolio, although the Fund's/Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

When-Issued Securities and Forward Commitments
Each Fund/Portfolio may purchase when-issued securities and enter into forward commitments. These transactions involve a commitment by a Fund/Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund/Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund/Portfolio may dispose of or negotiate a commitment after entering into it. A Fund/Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's/Portfolio's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund/Portfolio is required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund/Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Temporary Defensive Position
The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, each Fund/Portfolio may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. For this purpose, money market instruments include:
(1) U.S. Government Securities - Securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
(2) U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
     o U.S. agency obligations include, but are not limited to, the Bank for Co-operatives, Federal Home Loan Banks and Federal Intermediate Credit Banks.
     o U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Farmers Home Administration, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

     Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

(3) bank obligations - Certificates of deposit, bank notes, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the Sub-Advisor's opinion, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. A Fund/Portfolio may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

     Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund/Portfolio to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund/Portfolio only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund/Portfolio considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund/Portfolio. A Fund/Portfolio may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

     A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund/Portfolio occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

(4) commercial paper - Short-term promissory notes issued by U.S. or foreign corporations.

(5) short-term corporate debt - Corporate notes, bonds and debentures which at the time of purchase have 397 days or less remaining to maturity.

(6) repurchase agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

(7) taxable municipal obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Portfolio Turnover
Portfolio turnover normally differs for each Fund/Portfolio, varies from year to year (as well as within a year) and is affected by portfolio sales necessary to meet cash requirements for redemption of Fund/Portfolio shares. This requirement may in some cases limit the ability of a Fund/Portfolio to effect certain portfolio transactions. A portfolio turnover rate of 100% indicates that the equivalent of all of the Fund's/Portfolio's assets have been sold and reinvested in a year. High turnover may result in correspondingly greater brokerage commission expenses that are paid by the Fund/Portfolio.

A portfolio turnover rate can not be calculated for the Money Market Fund because of the short maturities of the securities in which it invests.

Turnover rates are not calculated for the Funds that have been in existence for less than a complete fiscal year. Turnover rates for the Portfolios for the most recent and immediately preceding fiscal years, respectively, are as follows:

     International Emerging Markets Portfolio                  106.0% and 107.5%
     International Securities Portfolio                        101.0% and  71.4%

Industry Concentrations
Each of the LifeTime Funds concentrates its investments in the mutual fund industry.

Each of the other Funds/Portfolios, except Real Estate and Technology, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The European, International II and Pacific Basin Funds use the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. The other Funds and the Portfolios use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")."

MANAGEMENT OF THE FUND

Board of Directors
The Board of Directors oversees the management of the Fund and meets at least quarterly to review reports about Fund operations. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. The Board elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations.

Management Information
The name, age and address of the officers and Board members are shown below. All Directors and Officers listed here also hold similar positions with each of the other mutual funds sponsored by Principal Life Insurance Company. Unless an address is shown, the individual's mailing address is the Principal Financial Group, Des Moines, Iowa 50392.

* John E. Aschenbrenner, 51, Director. Executive Vice President, Principal Life Insurance Company since 2000; Senior Vice President, 1996-2000; Vice President - Individual Markets 1990-1996. Director, Principal Management Corporation and Princor Financial Services Corporation.

     James D. Davis, 66, Director. 4940 Center Court, Bettendorf, Iowa. Attorney. Vice President, Deere and Company, Retired.

*& Ralph C. Eucher, 48, Director and President. Vice President, Principal Life Insurance Company since 1999. Director and President, Princor Financial Services Corporation and Principal Management Corporation since 1999. Prior thereto, Second Vice President, Principal Life Insurance Company.

@ Pamela A. Ferguson, 57, Director. 4112 River Oaks Drive, Des Moines, Iowa. Professor of Mathematics, Grinnell College since 1998. Prior thereto, President, Grinnell College.

     Richard W.  Gilbert,  60,  Director.  5040 Arbor  Lane,  #302,  Northfield,
     Illinois.  President,  Gilbert  Communications,   Inc.  since  1993.  Prior
     thereto, President and Publisher, Pioneer Press.

*& J. Barry Griswell, 52, Director and Chairman of the Board. President and CEO, Principal Life Insurance Company since 2000; President, 1998-2000; Executive Vice President, 1996-1998; prior thereto, Senior Vice President. Director and Chairman of the Board, Principal Management Corporation and Princor Financial Services Corporation.

@ William C. Kimball, 53, Director. 4700 Westown Parkway, Suite 300, West Des Moines, Iowa. Chairman and CEO, Medicap Pharmacies, Inc. since 1998. Prior thereto, President and CEO.

@& Barbara A. Lukavsky, 60, Director. 13731 Bay Hill Court, Clive, Iowa. President and CEO, Barbican Enterprises, Inc. since 1997. President and CEO, Lu San ELITE USA, L.C. 1985-1998.

* Craig L. Bassett, 48, Treasurer. Second Vice President and Treasurer, Principal Life Insurance Company since 1998. Director - Treasury 1996-1998. Prior thereto, Associate Treasurer.

* Ronald L. Danilson, 50, Executive Vice President. Executive Vice President and Chief Operating Officer, Princor Financial Services Corporation and Principal Management Corporation since 2000. Prior thereto, Chief Executive Officer and President, Delaware Charter Guarantee & Trust Company.

* Arthur S. Filean, 62, Senior Vice President and Secretary. Senior Vice President, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Prior thereto, Vice President, Princor Financial Services Corporation. Vice President, Principal Management Corporation, 1996-2000.

* Ernest H. Gillum, 45, Vice President and Assistant Secretary. Vice President - Product Development, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Vice President - Compliance and Product Development, Princor Financial Services Corporation and Principal Management Corporation, 1998-2000. Prior thereto, Assistant Vice President, Registered Products, 1995-1998.

* Jane E. Karli, 43, Assistant Treasurer. Assistant Treasurer, Principal Life Insurance Company since 1998; Senior Accounting and Custody Administrator 1994-1998; Prior thereto, Senior Investment Cost Accountant.

* Sarah Pitts, 55, Assistant Counsel. Counsel, Principal Life Insurance Company since 1997. Counsel, Principal Capital Income Investors, LLC.

* Layne A. Rasmussen, 42, Controller. Controller - Mutual Funds, Principal Management Corporation since 1995.

* Michael D. Roughton, 49, Counsel. Vice President and Senior Securities Counsel, Principal Life Insurance Company, since 1999. Counsel 1994-1999. Counsel, Invista Capital Management, LLC, Princor Financial Services Corporation and Principal Management Corporation.

* Jean B. Schustek, 49, Assistant Vice President and Assistant Secretary. Assistant Vice President - Registered Products, Principal Management Corporation since 2000. Prior thereto, Compliance Officer - Registered Products.

* Kirk L. Tibbetts, 45, Senior Vice President and Chief Financial Officer. Senior Vice President and Chief Financial Officer, Princor Financial Services Corporation and Principal Management Corporation since 2000. Partner, KPMG LLP, Des Moines, Iowa 1989-1999.

* Considered to be "Interested Persons," as defined in the 1940 Act, because of current or former affiliation with the Manager or Principal Life.

@    Member of Audit and Nominating Committee

& Member of Executive Committee (which is selected by the Board and which may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.)

Compensation of Directors
The Directors also serve as Directors for all of the investment companies sponsored by Principal Life Insurance Company. Each director who is not an "interested person" as defined in the 1940 Act receives compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the funds for which the meetings are held. These fees and expenses are divided among the investment companies based upon their relative net assets.

                               COMPENSATION TABLE*
                       fiscal year ended December 31, 2000

                                                             Compensation
     Director           Compensation from the Fund         from Fund Complex

James D. Davis                   $3,600                         $61,050
Pamela A. Ferguson                3,600                          61,050
Richard W. Gilbert                    0                          51,450
William C. Kimball                    0                          57,450
Barbara A. Lukavsky               3,600                          58,650

*    The Fund does not provide retirement benefits for any of the directors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons, Principal Holders and Management Ownership
As of February 7, 2001, Principal Life Insurance Company, a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record and beneficially the following percentage of the outstanding shares of each Portfolio:

Portfolio                                   % of Outstanding Shares
International Emerging Markets Portfolio                    100.00%
International Securities Portfolio                           49.97%

As of February 7, 2001, the Officers and Directors as a group owned less than 1% of the outstanding shares of any Portfolio.

As of February 7, 2001, no shareholders owned 5% or more of the outstanding shares of any Portfolio.

As of February 7, 2001, Principal Life Insurance Company, its subsidiaries and affiliates owned of record and beneficially 100% of the outstanding shares of each Class (except Class J shares and Class I shares of the Balanced, Bond & Mortgage Securities, European, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International Emerging Markets, International I, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime 2040, LifeTime 2050, LifeTime Strategic Income, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Pacific Basin, Partners MidCap Blend, Partners MidCap Growth, Partners SmallCap Value, Real Estate, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index, SmallCap Value Funds. Principal Life Insurance Company purchased 100% of these Classes on March 1, 2001.) of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors
The Manager of each Fund/Portfolio is Principal Management Corporation (the "Manager"), a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life Insurance Company. The address of both the Manager and Princor is the Principal Financial Group, Des Moines, Iowa 50392-0200. The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life Insurance Company.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund/Portfolio. For these services, each Sub-Advisor is paid a fee by the Manager.

Portfolios:    International and International Emerging Markets
Funds:         Balanced   (equity   securities   portion),    International   I,
               International Emerging Markets,  International SmallCap, LargeCap
               Blend,  LargeCap Growth,  LargeCap S&P 500 Index, LargeCap Value,
               LifeTime  2010,  LifeTime  2020,  LifeTime  2030,  LifeTime 2040,
               LifeTime 2050,  LifeTime Strategic Income,  MidCap Blend,  MidCap
               Growth,  MidCap  S&P 400 Index,  MidCap  Value,  SmallCap  Blend,
               SmallCap Growth, SmallCap S&P 600 and SmallCap Value.
Sub-Advisor:   Invista   Capital   Management  LLC   ("Invista"),   an  indirect
               wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985 and manages investments for institutional investors, including Principal Life
               Insurance Company. Assets under management at December 31, 2000, were approximately $27.4 billion. Invista's address is 1800 Hub
               Tower, 699 Walnut, Des Moines, Iowa 50309.

Funds:         Balanced  (fixed-income  securities  portion),  Bond  &  Mortgage
               Securities, Government Securities, High Quality Intermediate-Term
               Bond, High Quality  Long-Term Bond, High Quality  Short-Term Bond
               and Money Market
Sub-Advisor:   Principal  Capital Income  Investors,  LLC ("PCII"),  an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life
               Insurance  Company.  Assets under  management  as of December 31,
               2000, were  approximately  $33.2 billion.  PCII's address is 1800
               Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

Fund:          Real Estate
Sub-Advisor:   Principal  Capital Real Estate Investors  ("PCREI"),  an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life
               Insurance  Company.  Assets under  management  as of December 31,
               2000, were approximately  $20.6 billion.  PCREI's address is 1800
               Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

Funds:         European, International II, Pacific Basin, and Technology
Sub-Advisor:   BT Fund  Management  (International)  Limited ("BT") is a related company of BT Funds Management Limited ("BTFM") and a member of the Principal Financial Group. Its address is The Chifley Tower,
               2 Chifley Square,  Sydney NSW 2000 Australia.  As of December 31,
               2000, BT, together with BTFM, had approximately $22.7 billion under management.

Fund:          Partners MidCap Growth
Sub-Advisor:   Turner Investment Partners,  Inc. ("Turner") was founded in 1990.
               Its address is 1235 Westlake  Drive,  Suite 350, Berwyn PA 19312.
               As of December 31, 2000, Turner had discretionary management authority with respect to approximately $10.1 billion in assets.

Funds:         Partners LargeCap Growth I and Partners MidCap Blend
Sub-Advisor:   Morgan  Stanley  Asset  Management   ("Morgan   Stanley"),   with
               principal  offices at 1221 Avenue of the  Americas,  New York, NY
               10020, conducts a worldwide  portfolio  management  business  and provides  a broad  range  of  portfolio  management  services  to customers in the U.S. and abroad. As of December 31, 2000, Morgan
               Stanley,   together  with  its  affiliated   institutional  asset
               management  companies,   managed  assets  totaling  approximately
               $171.7  billion  as named  fiduciary  or  fiduciary  adviser.  On
               December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc.
               but continues to do business in certain  instances using the name
               Morgan Stanley Asset Management.

Funds:         Partners MidCap Value and Partners SmallCap Growth I
Sub-Advisor:   Neuberger  Berman  Management  Inc.  ("Neuberger  Berman")  is an
               affiliate of Neuberger Berman, LLC. Neuberger Berman LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.
               Together with Neuberger Berman, the firms manage more than $55.5 billion in total assets (as of December 31, 2000) and continue an asset management history that began in 1939.

Funds:         Partners LargeCap Blend and Partners SmallCap Growth II
Sub-Advisor:   Federated  Investment   Management  Company  ("Federated")  is  a
               registered investment advisor and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty
               Avenue,  Pittsburgh,  PA  15222-3779.  As of December  31,  2000,
               Federated managed $140 billion in assets.

Fund:          Partners LargeCap Growth II
Sub-Advisor:   American Century Investment Management Inc. ("American Century"),
               was  founded  in 1958.  Its  office is  located  in the  American
               Century Tower at 4500 Main Street,  Kansas City, KS 64111.  As of
               December 31, 2000, American Century managed over $102.7 billion in assets.

Fund:          Partners LargeCap Value
Sub-Advisor:   Alliance  Capital  Management  L.P.   ("Alliance")   through  its
               Bernstein  Investment Research and Management unit ("Bernstein").
               As of December 31, 2000, Alliance managed $454 billion in assets.
               Bernstein is located at 767 Fifth Avenue,  New York, NY 10153 and
               Alliance is located at 1345 Avenue of the Americas,  New York, NY
               10105.

Fund:          Partners SmallCap Value
Sub-Advisor:   Ark Asset  Management  Co., Inc. ("Ark Asset") is an independent,
               100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, New York
               10004. As of December 31, 2000, Ark Asset managed $12.3 billion in assets.

The Manager has executed a Cash Management Sub-Advisory Agreement with PCII. Under the Agreement, PCII agrees to assume the obligations of the Manager to provide cash management investment advisory services for all Funds for which Invista or PCREI serves as Sub-Advisor.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or a Sub-Advisor is named below, together with the capacities in which such person is affiliated with the Fund, the Manager and the Sub-Advisor.

                             Office Held                   Office Held With
     Name                   With the Fund                 The Manager/Invista

Craig L. Bassett       Treasurer                      Treasurer (Manager)
Ralph C. Eucher        Director and                   Director and President
                            President                      (Manager)
Arthur S. Filean       Senior Vice President and      Senior Vice President
                            Secretary                      (Manager)
Ernest H. Gillum       Vice President and             Vice President - Product
                            Assistant Secretary            Development (Manager)
J. Barry Griswell      Director and Chairman          Director and Chairman of
                            of the Board                   the Board (Manager)
Layne Rasmussen        Controller                     Controller - Mutual Funds
                                                           (Manager)
Michael D. Roughton    Counsel                        Counsel (Manager; Invista)
Jean B. Schustek       Assistant Vice President and   Assistant Vice President -
                            Assistant Secretary            Registered Products
                                                           (Manager)

Codes of Ethics
The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of the Funds/Portfolios from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

Management Services for the Portfolios
Management Agreement for the Portfolios
Under the terms of the Management Agreement, for providing investment advisory services and specified other services for each Portfolio, the Manager is entitled to receive a fee which is computed and accrued daily and payable monthly. The annual rate of the fee is based on the net asset value of each Portfolio as follows:

                          Net Asset Value of Portfolio

                                   First            Next             Over
     Portfolio                  $250,000,000    $250,000,000     $500,000,000
International Emerging Markets     1.15%            1.05%            0.95%

                                Overall Fee
International Securities           0.90%

As of December 31, 2000, the net assets of the Portfolios and the rate of the fee for those Portfolios for investment management services for the fiscal year then ended were as follows:

                                                          Management Fee for
                                    Net Assets as of       Fiscal Year Ended
     Portfolio                     December 31, 2000      December 31, 2000

International Emerging Markets        $76,775,063              1.15%
International Securities               49,092,830              0.90%

Except for certain Portfolio expenses set out below, the Manager is responsible for Portfolio expenses, administrative duties and services including the following: expenses incurred in connection with the registration of the Portfolio shares with the SEC and state securities commissions; office space, facilities and costs of keeping the books of the Fund; compensation of personnel and officers and any directors who are also affiliated with the Manager; fees for auditors and legal counsel; preparing and printing prospectuses; administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemption. However, some or all of these expenses may be assumed by Principal Life Insurance Company and some or all of the administrative duties and services may be delegated by the Manager.

Each Portfolio pays for certain corporate expenses incurred in its operation. Among such expenses, the Portfolio pays portfolio brokerage fees and incidental brokerage expenses, taxes, interest and extraordinary expenses including shareholder meeting expenses.

Sub-Advisory Agreements for the Portfolios
Under a Sub-Advisory Agreement between the Manager and Invista, Invista performs all the investment advisory responsibilities of the Manager under the Management Agreement for the International, International Emerging Markets and International SmallCap Portfolios. The Manager pays Invista a fee based on the net asset value of the each Portfolio at an annual rate that is accrued daily and payable monthly.

                                     First             Next             Over
     Portfolio                    $250,000,000     $250,000,000     $500,000,000
International Emerging Markets       1.15%            1.05%            0.95%

                                   Overall Fee
International Securities             0.90%

Fees paid for investment management services during the periods indicated were as follows:

                                               Management Fees for Fiscal
                                        Year Ended December 31, except as noted


     Portfolio                             2000           1999           1998
International Emerging Markets          $1,332,194     $1,092,430     $  856,612
International Securities                   499,201        463,180        413,285

Management Services for the Funds
Management Agreement for the Funds
Under the terms of the Management Agreement, for providing investment advisory services and specified other services, the Manager is entitled to receive a fee which is computed and accrued daily and payable monthly. The annual rate of the fee is based on the net asset value of each Fund as follows:

                                    Management Fee
                                  as a Percentage of
     Fund                      Daily Average Net Assets

Balanced                                 0.50%
Bond & Mortgage Securities               0.55%
European                                 1.00%
Government Securities                    0.40%
High Quality Intermediate-Term Bond      0.40%
High Quality Long-Term Bond              0.40%
High Quality Short-Term Bond             0.40%
International I                          0.90%
International II                         1.00%
International Emerging Markets           1.35%
International SmallCap                   1.20%
LifeTime 2010                            0.1225%
LifeTime 2020                            0.1225%
LifeTime 2030                            0.1225%
LifeTime 2040                            0.1225%
LifeTime 2050                            0.1225%
LifeTime Strategic Income                0.1225%
LargeCap Blend                           0.45%
LargeCap Growth                          0.55%
LargeCap S&P 500 Index                   0.15%
LargeCap Value                           0.45%
MidCap Blend                             0.65%
MidCap Growth                            0.65%
MidCap S&P 400 Index                     0.15%
MidCap Value                             0.65%
Money Market                             0.40%
Pacific Basin                            1.00%
Partners LargeCap Blend                  0.75%
Partners LargeCap Growth I               0.75%
Partners LargeCap Growth II              1.00%
Partners LargeCap Value                  0.80%
Partners MidCap Blend                    1.00%
Partners MidCap Growth                   1.00%
Partners MidCap Value                    1.00%
Partners SmallCap Growth I               1.10%
Partners SmallCap Growth II              1.00%
Partners SmallCap Value                  1.00%
Real Estate                              0.85%
SmallCap Blend                           0.75%
SmallCap Growth                          0.75%
SmallCap S&P 600 Index                   0.15%
SmallCap Value                           0.75%
Technology                               1.00%

Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC; compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space, and all necessary office facilities and equipment, and personnel necessary to perform the general corporate functions of the Fund. The Manager is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to additional agreements with the Fund and currently provides these services at no charge.

Sub-Advisory Agreements for the Funds
Under a Sub-Advisory Agreement between the Manager and Invista, Invista performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Balanced (equity securities portion), International I, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, SmallCap Blend, SmallCap Growth and SmallCap S&P 600 Index Funds. The Manager pays Invista a fee at an annual rate that is accrued daily and payable monthly based on the net asset values of each Fund as follows:

                                                     Sub-Advisor Fee
                                                    as a  Percentage of
     Fund                                            Daily Net Assets

Balanced                                                 0.0700%
International I                                          0.1100%
International Emerging Markets                           0.6300%
International SmallCap                                   0.6100%
LargeCap Blend                                           0.0700%
LargeCap Growth                                          0.0700%
LargeCap S&P 500 Index                                   0.0275%
LargeCap Value                                           0.0700%
MidCap Blend                                             0.0950%
MidCap Growth                                            0.0950%
MidCap S&P 400 Index                                     0.0275%
MidCap Value                                             0.0950%
SmallCap Blend                                           0.2370%
SmallCap Growth                                          0.2370%
SmallCap S&P 600 Index                                   0.0275%
SmallCap Value                                           0.2370%

Under a Sub-Advisory Agreement between the Manager and Invista, Invista performs all the investment advisory responsibilities of the Manager under the Management Agreement for each of the LifeTime Funds. The Manager pays Invista a fee that is accrued daily and payable monthly at an annual rate of 0.0425% of the net asset value of each LifeTime Fund.

Under a Sub-Advisory Agreement between the Manager and PCII, PCII performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Balanced (fixed-income securities portion), Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond and Money Market Funds. The Manager pays PCII a fee at an annual rate that is accrued daily and payable monthly based on the net asset values of each Fund as follows:

                                                      Sub-Advisor Fee
                                                    as a  Percentage of
     Fund                                            Daily Net Assets

Balanced                                                  0.0860%
Bond & Mortgage Securities                                0.1060%
Government Securities                                     0.0600%
High Quality Intermediate-Term Bond                       0.0600%
High Quality Long-Term Bond                               0.0600%
High Quality Short-Term Bond                              0.0550%
Money Market                                              0.0550%

Under a Sub-Advisory Agreement between the Manager and PCREI, PCREI performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Real Estate Fund. The Manager pays PCREI a fee, accrued daily and payable monthly, based on the net asset value of the Fund at an annual rate of 0.52%.

Under a Sub-Advisory Agreement between the Manager and BT, BT performs all the investment advisory responsibilities of the Manager under the Management Agreement for the European, International II, Pacific Basin and Technology Funds. The Manager pays BT a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of each Fund as follows:

                                                  Sub-Advisor Fee
     Fund                               as a  Percentage of Daily Net Assets

European, International II and            First $250,000,000        0.500%
Technology                                  Next 250,000,000        0.475
                                            Next 250,000,000        0.450
                                            Next 250,000,000        0.425
                                        Above $1,000,000,000        0.400

                                                  Sub-Advisor Fee
     Fund                               as a  Percentage of Daily Net Assets

Pacific Basin                              First $250,000,000        0.600%
                                             Next 250,000,000        0.575
                                             Next 250,000,000        0.550
                                             Next 250,000,000        0.525
                                         Above $1,000,000,000        0.500

Under a Sub-Advisory Agreement between the Manager and American Century, American Century performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners LargeCap Growth Fund II. The Manager pays American Century a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund.

                                                  Sub-Advisor Fee
     Fund                               as a  Percentage of Daily Net Assets

Partners LargeCap Growth II                  First $50,000,000        0.550%
                                               Next 50,000,000        0.450
                                              Next 150,000,000        0.400
                                              Next 250,000,000        0.375
                                            Above $500,000,000        0.320

Under a Sub-Advisory Agreement between the Manager and Federated, Federated performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners LargeCap Blend Fund and the Partners SmallCap Growth Fund II. The Manager pays Federated a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of each Fund as follows:

                                                  Sub-Advisor Fee
     Fund                               as a  Percentage of Daily Net Assets

Partners LargeCap Blend                       First $75,000,000       0.350%
                                               Next 200,000,000       0.250
                                               Next 250,000,000       0.200
                                             Above $525,000,000       0.150

Partners SmallCap Growth II                  First $100,000,000       0.500%
                                               Next 300,000,000       0.450
                                             Above $400,000,000       0.400

Under a Sub-Advisory Agreement between the Manager and Morgan Stanley, Morgan Stanley performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners LargeCap Growth Fund I. The Manager pays Morgan Stanley a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund.

                                                  Sub-Advisor Fee
     Fund                               as a  Percentage of Daily Net Assets

Partners LargeCap Growth I                    First $200,000,000       0.300%
                                                Next 100,000,000       0.250
                                              Above $300,000,000       0.200

Under a Sub-Advisory Agreement between the Manager and Morgan Stanley, Morgan Stanley performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners MidCap Blend Fund. The Manager pays Morgan Stanley a fee accrued daily and payable monthly at an annual rate of 0.50% of the Fund's net asset value.

Under a Sub-Advisory Agreement between the Manager and Neuberger Berman, Neuberger Berman performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners MidCap Value Fund and the Partners SmallCap Growth Fund I. The Manager pays Neuberger Berman a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of each Fund.

                                                  Sub-Advisor Fee
     Fund                               as a  Percentage of Daily Net Assets

Partners MidCap Value                          First $100,000,000       0.500%
                                                 Next 150,000,000       0.475
                                                 Next 250,000,000       0.450
                                                 Next 250,000,000       0.425
                                               Above $750,000,000       0.400

Partners SmallCap Growth I                     First $100,000,000       0.600%
                                                 Next 200,000,000       0.550
                                               Above $300,000,000       0.450

Under a Sub-Advisory Agreement between the Manager and Bernstein, Bernstein performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners LargeCap Value Fund. During the period from December 6, 2000 (effective date of the Fund) through June 6, 2001, Bernstein will be paid a fee accrued daily and payable monthly at an annual rate of 0.47% of the Fund's net asset value. After that the Manager will pay Bernstein a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund as follows:

                                                  Sub-Advisor Fee
     Fund                               as a  Percentage of Daily Net Assets

Partners LargeCap Value                         First $10,000,000       0.600%
                                                  Next 15,000,000       0.500
                                                  Next 25,000,000       0.400
                                                  Next 50,000,000       0.300
                                                  Next 50,000,000       0.250
                                                  Next 50,000,000       0.225
                                               Above $200,000,000       0.200

Under a Sub-Advisory Agreement between the Manager and Turner, Turner performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners MidCap Growth Fund. The Manager pays Turner a fee accrued daily and payable monthly at an annual rate of 0.50% of the Fund's net asset value.

Under a Sub-Advisory Agreement between the Manager and Ark Asset, Ark Asset performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners SmallCap Value. The Manager pays Ark Asset a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund.

                                                  Sub-Advisor Fee
     Fund                               as a  Percentage of Daily Net Assets

Partners SmallCap Value                        First $100,000,000       0.500%
                                                 Next 200,000,000       0.450
                                               Above $300,000,000       0.350

Cash Management Sub-Advisory Agreement for the Funds
The Manager has entered into a Cash Management Sub-Advisory Agreement with PCII pursuant to which PCII agrees to perform all of the Cash Management investment advisory responsibilities of the Manager for each Fund that is sub-advised by either Invista or PCREI. The Manager pays PCII an amount representing PCII's actual cost providing such services and assuming such operations.

MULTIPLE CLASS STRUCTURE

The Board of Directors  has adopted a multiple  class plan (the  Multiple  Class
Plan) pursuant to SEC Rule 18f-3. Under this plan, each Fund offers up to six classes of shares: Class I, Class J, Select Class, Preferred Class, Advisors Select Class and Advisors Preferred Class. Not all Funds offer all six classes. The Portfolios offer only Class D shares which are not available to new investors.

The Advisors Select, Advisors Preferred, I, Select and Preferred Classes are available without any front-end sales charge or contingent deferred sales charge. The Advisors Select and Advisors Preferred are subject to an asset based sales charge (described below).

The Class J shares are sold without any front-end sales charge. A contingent deferred sales charge (CDSC) of 1% is imposed if Class J shares are redeemed within 18 months of purchase. The CDSC is not imposed on shares:
o    that were purchased pursuant to the Small Amount Force Out (SAFO) program;
o redeemed due to a shareholder's death or disability (as defined in the Internal Revenue Code); or
o redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code; and
o sold using a periodic withdrawal plan (up to 10% of the value of the shares (as of December 31 of the prior year)).

Currently, all of the operating expenses for each Fund's Advisors Select, Advisors Preferred, Select and Preferred Class shares are absorbed by the Manager. The Manager receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's Advisors Select, Advisors Preferred, Select and Preferred Class shares pay the Manager a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.

Service Agreement
(Advisors Preferred, Advisors Select, Preferred and Select Classes only)
The Service Agreement provides for the Manager to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
o    responding to plan sponsor and plan member inquiries;
o    providing  information  regarding plan sponsor and plan member investments;
     and
o providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay the Manager service fees equal to 0.17% of the average daily net assets attributable to each of the Advisors Preferred Class and Preferred Class shares and 0.25% of the average daily net assets attributable to each of the Advisors Select Class and Select Class shares. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).

Administrative Service Agreement
(Advisors Preferred, Advisors Select, Preferred and Select Classes only)
The Administrative Service Agreement provides for the Manager to provide services to beneficial owners of fund shares. Such services include:
o receiving, aggregating and processing purchase, exchange and redemption requests from plan shareholders;
o providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
o processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
o    acting as shareholder of record and nominee for plans;
o maintaining account records for shareholders and/or other beneficial owners;
o providing notification to plan shareholders of transactions affecting their accounts;
o forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
o distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
o    other similar administrative services.

As compensation for these services, the Fund will pay the Manager service fees equal to 0.09% of the average daily net assets attributable to each of the Advisors Preferred Class and Preferred Class shares and 0.13% of the average daily net assets attributable to each of the Advisors Select Class and Select Class shares. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).

The Manager may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with the Manager, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve the Manager of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of the Manager.

In addition to the management and service fees, the Advisors Select, Advisors Preferred and J Classes of shares are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the Funds' Class J and Advisors Classes have approved and entered into a Distribution Plan and Agreement for each Class J share and Advisors share class.

In adopting the Plans, the Board of Directors [including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors] determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

Distribution Plans and Agreements
As described in the Prospectuses, the Funds' Advisors Classes of shares are made available to employer-sponsored retirement or savings plans purchasing through financial intermediaries such as banks and broker-dealers. The Funds' Distributor enters into selling agreements with various banks, broker-dealers and other financial intermediaries, with respect to the sale of Class J shares and the Advisors Classes of shares.

To make the shares available through such banks, broker-dealers and financial intermediaries, and to compensate them for these services, the Board of Directors has adopted a Distribution Plan and Agreement for each of the Advisors share classes for each Fund and Class J for each Fund except the LifeTime Funds. The Plans provide that each Fund makes payments from assets of each Advisors Class and Class J to Princor pursuant to the Plan to compensate Princor and other selling dealers for providing certain services to the Fund. Such services may include:
o    formulation and implementation of marketing and promotional activities;
o    preparation, printing and distribution of sales literature;
o preparation, printing and distribution of prospectuses and the Fund reports to other than existing shareholders;
o obtaining such information with respect to marketing and promotional activities as the Princor deems advisable;
o making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
o providing training, marketing and support with respect to the sale of Shares.

The Fund pays Princor a fee after the end of each month at an annual rate of 0.31% of the daily net asset value of the Advisors Preferred shares and 0.37% of the daily net asset value of the Advisors Select shares of each Fund. The Fund pays Princor a fee after the end of each month at an annual rate of 0.50% of the daily net asset value of Class J shares of each Fund (except the LifeTime Funds). Princor may remit on a continuous basis all of these sums to its registered representatives and other selected dealers as a trail fee in recognition of their services and assistance.

Currently, Princor makes quarterly payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the employer sponsored plans invested in either the J, Advisors Preferred or Advisors Select Class of shares. No dealer reallowance is paid on the Select, Preferred or Institutional classes.

Transfer Agency Agreement (Class J shares only)
-------------------------
The Transfer Agency Agreement provides for the Manager to act as transfer and shareholder servicing agent for Class J shares. The Fund will pay the Manager a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by the Manager for providing such services. The services include:
o issuance, transfer, conversion, cancellation and registry of ownership of Fund shares, and maintenance of open account system;
o preparation and distribution of dividend and capital gain payments to shareholders;
o    delivery,   redemption  and  repurchase  of  shares,   and  remittances  to
     shareholders;
o the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses, tax information;
o    communication with shareholders concerning the above items; and
o use its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

Adoption of Agreements
The Agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund/Portfolio. In either event, continuation shall be approved by a vote of the majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Manager, Principal Life Insurance Company or its subsidiaries or affiliates, or the Fund, and in the case of the Sub-Advisory Agreement for the:
o International and International Emerging Markets Portfolios and Balanced, International I, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, SmallCap Blend, SmallCap Growth, SmallCap Value and SmallCap S&P 600 Index Funds -- Invista;
o Balanced, Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond and Money Market Funds-- PCII;
o    Real Estate Fund-- PCREI;
o    European, International II, Pacific Basin and Technology Funds-- BT;
o    Partners  LargeCap  Blend  Fund and  Partners  SmallCap  Growth  Fund  II--
     Federated;
o    Partners MidCap Growth Fund-- Turner;
o    Partners LargeCap Growth Fund II-- American Century;
o    Partners LargeCap Value Fund-- Bernstein;
o    Partners  LargeCap  Growth Fund I and Partners  MidCap Blend Fund--  Morgan
     Stanley;
o Partners MidCap Value Fund and Partners SmallCap Growth Fund I-- Neuberger Berman;
o    Partners SmallCap Value Fund-- Ark Asset.

The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors or by a vote of the majority of the outstanding securities of the applicable Fund/Portfolio. The Sub-Advisory Agreement may also be terminated by the Manager, the respective Sub-Advisor, or Principal Life Insurance Company, as the case may be, on 60 days written notice to the Fund/Portfolio and/or applicable Sub-Advisor. The Agreements will terminate automatically in the event of their assignment.

The agreements for each Portfolio were last approved as follows:

                                                 Approved by the Board of Directors                    Approved by Shareholders

                                        Investment Service      Management       Sub-Advisory        Management      Sub-Advisory
      Portfolios                             Agreement           Agreement         Agreement          Agreement        Agreement


International Emerging Markets                9/11/00             9/11/00           9/11/00            11/24/97        11/24/97
International Securities                      9/11/00             9/11/00           9/11/00             5/18/93         5/18/93

The Agreements for the LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime 2040, LifeTime 2050, LifeTime Strategic Income, Partners MidCap Blend and Partners SmallCap Value Funds were approved by the Board of Directors on December 11, 2000 and by its shareholders on March 1, 2001.

The Agreements for the other Funds were approved by the Board of Directors on September 11, 2000 and by its shareholders on December 5, 2000.

Custodian
The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286 is custodian of the portfolio securities and cash assets of the Balanced, Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International I, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime 2040, LifeTime 2050, LifeTime Strategic Income, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Partners LargeCap Blend, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Blend, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Value, Real Estate, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds. The custodian for the International Emerging Markets and International Securities Portfolios and the European, International II, Pacific Basin and Technology Funds is Chase Manhattan Bank, N.A., 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245. The custodians perform no managerial or policymaking functions for the fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities
In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund/Portfolio, the objective of the Fund's/Portfolio's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of (a) the size and difficulty of the transaction (b) the quality of the execution provided and (c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the New York Stock Exchange ("NYSE") from non-Exchange members in transactions off the Exchange.)

The Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Sub-Advisor may use it in servicing some or all of the accounts it manages. Some statistical data and research information obtained may not be useful to the Sub-Advisor in managing the client account, brokerage for which resulted in the Sub-Advisor's receipt of the statistical data and research information. However, in the Sub-Advisor's opinion, the value thereof is not determinable and it is not expected that the Sub-Advisor's expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the Sub-Advisor's own research efforts.

The Sub-Advisors allocated portfolio transactions to certain brokers due to research services provided by such brokers for certain Funds/Portfolios. These portfolio transactions resulted in commissions paid as indicated in the following table:

                                            Commissions paid for the fiscal year
                                                      ended December 31

     Portfolios                           2000              1999           1998
International Emerging Markets          $3,972            $4,210            N/A
International Securities                18,794             9,381         $3,362

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-Advisor may also allocate orders on behalf of a Fund/Portfolio to broker-dealers affiliated with the Sub-Advisor. The Sub-Advisor shall determine the amounts and proportions of orders allocated to its affiliated broker-dealers. The Boards of Directors will receive quarterly reports on these transactions.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmaker for the securities. Such transactions are usually conducted on a net basis with the Fund/Portfolio paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

For the Funds/Portfolios for which Invista, PCREI or PCII serves as Sub-Advisor, the following describes the allocation process used:

     If, in carrying out the investment objectives of the Funds/Portfolios, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds/Portfolios at the same time (or, for two or more Funds/Portfolios and any other accounts managed by the Sub-Advisor), the Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which the Registrant, its affiliates and/or its personnel have beneficial interests). The Sub-Advisor may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Sub-Advisor shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds/Portfolios and other client accounts whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's or other client account's order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for Funds/Portfolios and other client accounts participating in an aggregate or "bunched" order will be placed into those Funds/Portfolios and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

     If purchases or sales of the same debt securities are to be made for two or more of the Funds/Portfolios at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such
     security   sought  to  be   purchased   or  sold  at  that  time  for  each
     Fund/Portfolio.

     The Sub-Advisor expects aggregation or "bunching" of orders, on average, to slightly reduce the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.

     The Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Sub-Advisor considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for the Sub-Advisor's clients are insufficient to provide a meaningful allocation to each participating account. In such cases, the Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.

The following describes the allocation process utilized by the Sub-Advisor for the European, International II, Pacific Basin and Technology Funds:

     Client monies are assigned to BT portfolio managers and are generally grouped into product types. All portfolios within each product type will have similar investment objectives, although individual portfolios may have investment objectives and restrictions that differ to some extent from the overall objectives for that product type.

     The portfolio manager will decide, prior to trading, which products and therefore, which portfolios will take part in the subsequent allocation. All portfolios within a product managed by a particular portfolio manager will participate in the allocation except in the following circumstances:
     o where client cash flow means that a client's portfolio has to be traded separately;
     o where there are specific client restrictions which preclude an allocation;
     o where a nonstandard benchmark or target results in a security being deemed unsuitable for that portfolio;
     o where, in the case of sales, a particular portfolio does not hold the security; and
     o where the trade is partially filled, either for normal trading or for an IPO.

     In these cases, if there is no indication on the order form as to priority of allocation then BT will allocate on a pro-rata basis. Priority of allocation on the order forms may be set due to sensitivity to transaction costs, tax status, tolerance for small holding, tolerance for large holdings or specific exposures (proximity to limits) and turnover considerations.

The following describes the allocation process utilized by the Sub-Advisor for the Partners MidCap Growth Fund:

     Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possibly more attractive prices, will not extend to the directed client. Allocation exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

The following describes the allocation process utilized by the Sub-Advisor for the Partners LargeCap Blend and Partners SmallCap Growth II Funds. Federated has developed allocation procedures for IPOs, secondary market transactions and transactions for Funds with a common portfolio management.

     With respect to IPOs, Federated combines all purchase orders made for each Fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the Funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which Funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating Funds in proportion to their participation in the order and notifies the portfolio manager of each participating Fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the Fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the Fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from Fund's wishing to purchase the IPO securities exceed request to sell such securities.

     With respect to transactions among multiple Funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each Fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the Fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.

     With respect to transactions for Fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the Funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of Funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among Funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the Funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf of Funds include (but are limited to), with respect to each Fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.

The following describes the allocation process utilized by the Sub-Advisor for the Partners LargeCap Growth Fund I and Partners MidCap Blend:

     Transactions for each portfolio account generally are completed independently. The Sub-Advisor, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which the Sub-Advisor and related persons of the Sub-Advisor act as investment manager and administrator, and in which the Sub-Advisor, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of the Sub-Advisor and its affiliates. When possible, orders for the same security are combined or "batched" to facilitate test execution and to reduce brokerage commissions or other costs. The Sub-Advisor effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio
     (including  the Funds)  that  participates  in a batched  transaction  will participate at the average share price for all of the Sub-Advisor's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. The Sub-Advisor may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if the
     Sub-Advisor is unable to fully execute a batched transaction and the Sub-Advisor determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, the Sub-Advisor may allocate such securities in a manner determined in good faith to be a fair allocation.

The following describes the allocation process utilized by the Sub-Advisor for the Partners SmallCap Value Fund:

     Frequently, the Sub-Advisor enters into "block" trades on behalf of its client accounts. The Sub-Advisor's client accounts include separately managed accounts, pooled investment vehicles including Limited Liability Companies and Investment Companies for which the Sub-Advisor acts as investment manager, and accounts of pension plans covering employees of the Sub-Advisor. The Sub-Advisor enters into such trades as part of its general trading policy designed to ensure that none of the its client accounts are favored over any other client account and to facilitate best execution.

     Specifically, each client account (including the Fund) that participates in a block trade will participate at the average share price for all of the Sub-Advisor's transactions in that security on that business day, entered into on behalf of the same group of client accounts. Securities purchased or sold in such a block trade are allocated to the relevant client accounts pro-rata, based on each client account's market value, subject to any specific restrictions imposed by Sub-Advisor's clients. However, the Sub-Advisor normally excludes the accounts of pension plans covering employees of the Sub-Advisor from block trades and trades on behalf of such pension plans subsequent to the completion of such block trades.

     The Sub-Advisor does not purchase IPOs as part of its SmallCap Value Strategy and therefore will not purchase IPOs on behalf of the Partners SmallCap Value Fund or any other of its client accounts which are invested in its SmallCap Value Strategy.

     The Sub-Advisor does not trade on behalf of any client accounts with broker-dealer affiliates.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares
Shares of the Portfolios are no longer sold except to accommodate the reinvestment of capital gains or dividends paid by a Portfolio.

Shares of the Advisors Select, Advisors Preferred, Select, Preferred classes and Class I of the currently offered Funds can be purchased only by:
o the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts (Class I shares),
o any Fund distributed by Princor, if the Fund seeks to achieve its investment objective by investing primarily in shares of Funds distributed by Princor (a "fund-of-funds") (Class I shares), and
o certain employer sponsored retirement plans (Advisors Preferred, Advisors Select, Preferred and Select Classes of shares).

Class J shares are offered only to individuals (and his/her spouse) who:
o receive lump sum distributions from retirement or employee welfare benefit plans sponsored by The Principal;
o    own life or disability insurance policies issued by The Principal;
o    are customers of Principal  Residential  Mortgage,  Inc. or Principal Bank;
     and
o    to fund employer sponsored plans sold through Principal Connection.




The Select and Preferred classes are currently available through certain registered representatives of Princor Financial Services Corporation ("Princor") who are also employees of Principal Life Insurance Company, registered representatives of certain broker/dealers selected by Princor or fee-based financial planners. The Advisors Classes are available registered representatives of certain broker/dealers selected by Princor or financial planners.

The Advisors Select, Advisors Preferred, Select and Preferred share classes of the Funds are available to an employer's sponsored plan(s) (the "plan") through the Principal Advantagesm Service Agreement. The Advisors Select and Select classes are offered to plans with plan assets* of at least $3 million but less than $10 million. The Advisors Preferred and Preferred Classes are offered to plans with plan assets* of at least $10 million. The Preferred Class is also offered to plan customers of Professional Pensions, Inc.

* for purposes of determining share class eligibility, plan assets include the plan's investments in:
o    Principal Investors Fund, Inc.;
o    The Principal Self-Directed Brokerage Account;
o mutual funds owned by the plan which are held by Delaware Charter Guarantee & Trust Company; and
o a Guaranteed Interest Account (GIC) under a Principal Life Insurance Company Flexible Investment Annuity (FIA) group annuity contract previously entered into by the plan and the plan has chosen the Principal Investors Fund as a new funding vehicle for the plan. The GIC is left under the FIA until it matures.

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the net asset value ("NAV") per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received by the close of the regular trading session of the NYSE as described below in "Offering Price."

Sales of Shares
Payment for shares tendered for redemption is ordinarily made in cash. The Board of Directors may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund/Portfolio may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's/Portfolio's portfolio in lieu of cash. If the Fund/Portfolio pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund/Portfolio will value securities used to pay redemptions in kind using the same method the Fund/Portfolio uses to value its portfolio securities as described below in "Offering Price."

Sales of shares of the Funds (except Class J shares), like purchases, may only be effected through the separate accounts of participating insurance companies, an employer sponsored plan or a fund of funds. Certain designated organizations are authorized to receive sell orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

The right to require the Funds/Portfolios to redeem their shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Offering Price
As stated in the Prospectuses, the NAV of each class of the Funds/Portfolios (except Money Market Fund) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund/Portfolio shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The per share NAV of each class is determined by taking the total value of a Fund's/Portfolio's securities and other assets less liabilities dividing the remainder proportionately into the classes of the Fund, subtracting the liabilities of each class, dividing the remainder by the total number of shares of that class outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds/Portfolios are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds/Portfolios and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund/Portfolio will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's/Portfolio's NAV is not calculated. A Fund/Portfolio calculates its NAV per class per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

Money Market Fund
The share price of each class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds/Portfolios described above. The share price for each class of shares of the Fund is computed by dividing the total value of the Fund's securities and other assets, less liabilities, class proportion, then by the number of class shares outstanding.

All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Fund requires maintenance of a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Board of Directors to be of high quality with minimal credit risks.

The Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the NAV from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to shareholders, the Board takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of an NAV based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Money Market Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the NAV at $1.00 per share.

TAXATION OF THE FUND

It is a policy of the Funds/Portfolios to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds/Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund/Portfolio fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund/Portfolio in the manner they were received by the Fund/Portfolio.

All income dividends and capital gains distributions, if any, on a Fund's/Portfolio's shares are reinvested automatically in additional shares of the same class of the same Fund/Portfolio at the NAV determined on the first business day following the record date.

Certain Funds/Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds/Portfolios if these instruments appreciate in value, the Funds/Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Funds/Portfolios recognize taxable income, which in turn must be distributed.

Some foreign securities purchased by the Funds/Portfolios may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds/Portfolios may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.

UNDERWRITER

Shares of each Fund are offered on a continuous basis by Princor as principal underwriter. Shares are sold at NAV. In certain circumstances, Princor compensates its registered representatives or a dealer with which it has entered into a selling agreement for their efforts in distributing shares.

Princor did not receive underwriting fees from the sale of Portfolio shares.

CALCULATION OF PERFORMANCE DATA

For all Funds/Portfolios except the Money Market Fund
A Fund may quote performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. Each class's share price and return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

Return Calculations. Returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual returns covering periods of less than one year are calculated by determining a class's return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a class. In addition to average annual returns, a class may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

A Fund may also include in its advertisements comparisons of the performance of the Fund to that of various market indices, such as:


Lehman Brothers Aggregate Bond Index                       Russell 1000 Growth Index
Lehman Brothers Long Term Government/Corporate             Russell 1000 Value Index
  Bond Index                                               Russell 2000 Index
Lehman Brothers Mortgage-Backed Securities Index           Russell 2000 Growth Index
Lehman Brother Mutual Fund 1-5 Government/Credit Index     Russell 2000 Value Index
Morgan Stanley Capital International EAFE                  Russell MidCap Growth Index
  (Europe, Australia, Far East) Index                      Russell MidCap Value Index
Morgan Stanley Capital International Emerging              S&P 500 Index
  Markets Free Index                                       S&P/Barra 400 Value Index
Morgan Stanley Capital International Europe (15) Index     S&P/Barra 500 Growth Index
Morgan Stanley Capital International Global Technology     S&P/Barra 500 Value Index
  and Telecommunications Index                             S&P/Barra 600 Growth Index
Morgan Stanley Capital International Pacific Free Index    S&P MidCap 400 Index
Morgan Stanley REIT Index                                  S&P SmallCap 600 Index

Money Market Fund
The Money Market Fund advertises its yield and its effective yield.

Yield is computed by:
o determining the net change (excluding shareholder purchases and redemptions) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period
o dividing the difference by the value of the account at the beginning of the base period to obtain the base period return
o multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

There may be a difference in the net investment income per share used to calculate yield and the net investment income per share used for dividend purposes. This is because the calculation for yield purposes does not include net short-term realized gains or losses on the Fund's investment, which are included in the calculation for dividend purposes.

Effective yield is computed by:
o determining the net change (excluding shareholder purchases and redemptions) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period
o dividing the difference by the value of the account at the beginning of the base period to obtain the base period return compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.
The resulting effective yield figure is carried to at least the nearest hundredth of one percent.

The yield quoted at any time for the Money Market Fund represents the amount that has earned during a specific, recent seven-day period and is a function of:
o    the quality of investments in the Money Market Fund's portfolio
o    types of investments in the Money Market Fund's portfolio
o    length of maturity of investments in the Money Market Fund's portfolio
o    Money Market Fund's operating expenses.

The length of maturity for the Money Market Fund's portfolio is calculated using the average dollar weighted maturity of all investments. This means that the portfolio has an average maturity of a stated number of days for its investments. The calculation is weighted by the relative value of each investment.

The yield for the Money Market Fund will fluctuate daily as the income earned on its investments fluctuates. There is no assurance the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Funds are open-end investment companies. There is no guarantee that the NAV or any stated rate of return will remain constant. A shareholder's investment in the Funds/Portfolios is not insured. Investors comparing results of the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may be presented by the Funds/Portfolios.

FINANCIAL STATEMENTS

The financial statements for the International Emerging Markets and International Securities Portfolios for the year ended December 31, 2000, are part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent auditors, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.

Financial statements and financial highlights for the other Funds will be included in the Annual Report when they have completed an annual period.

APPENDIX A

Description of Bond Ratings:

Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:       Bonds  which are rated Ba are  judged  to have  speculative  elements;
          their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:     Debt  rated  "BB",  "B",  "CCC"  and  "CC" is  regarded,  on
                    balance,  as  predominantly   speculative  with  respect  to
                    capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating "C" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) or Minus (-):
                    The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2: Capacity  for timely  payment on issues  with this  designation  is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this  designation  have a satisfactory  capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:   Issues  rated "B" are  regarded  as having only an  adequate  capacity  for
     timely  payment.   However,  such  capacity  may  be  damaged  by  changing
     conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:     A satisfactory capacity to pay principal and interest.

SP-3:     A speculative capacity to pay principal and interest.